                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               November 15, 2000
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                Date of Report (Date of earliest event reported)



                       DAIMLERCHRYSLER AUTO TRUST 2000-B
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             (Exact name of registrant as specified in its charter)



Delaware                          333-92583-02                  52-2254359
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(State or other jurisdiction      (Commission File            (I.R.S. Employer
of incorporation)                  Number)                   Identification No.)



                 1201 Market Street, Wilmington, Delaware 19801
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              (Address of principal executive offices) (Zip Code)



                                 (302) 428-3375
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              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On the payment date November 8, 2000, payments were made to the holders of DaimlerChrysler Auto Trust Series 2000-B, Asset Backed Notes.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)    Financial statement of businesses acquired:

                       None

                (b)    Pro forma financial information:

                       None

         (c)    Exhibits:

                       Exhibit 99:     Monthly report to holders
                                       of the Asset Backed Notes, Series 2000-B, relating to the November 8, 2000
                                       Payment Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DaimlerChrysler Auto Trust 2000-B
                                          (Registrant)

                              By: Chrysler Financial Company L.L.C., as
                                   Administrator


Date:  November 15, 2000      By:    /s/  B.C. Babbish
                                  ----------------------------------------------
                                     B.C. Babbish
                                     Assistant Secretary

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.       Description
-----------       -----------

    99 Monthly report to holders of the Asset Backed Notes, Series 2000-B, relating to the November 8, 2000 Payment Date.